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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        UNITED COMMUNITY FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

            OHIO                                       34-1856319
   ------------------------               ------------------------------------
   (State of incorporation)               (I.R.S. Employer Identification No.)


               275 FEDERAL PLAZA WEST, YOUNGSTOWN, OHIO   44503-1203
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              (Address of principal executive offices)     (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered

                   NONE                                      NONE


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common shares, no par value
                           ---------------------------
                                (Title of Class)


                         Index to Exhibits is on page 4.


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1.           Description of Registrant's Securities to be Registered.
                  --------------------------------------------------------

                  The information with respect to the common shares of United Community Financial Corp. (the "Registrant"), which is part of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 13, 1998, and amended on May 6, 1998, on pages 104 and 105 under the heading "DESCRIPTION OF AUTHORIZED SHARES" and under the headings cross referenced on such pages is incorporated herein by reference.

Item 2.           Exhibits.
                  ---------

                  1 Form of certificate of common shares of United Community Financial Corp.

                  2(a) Articles of Incorporation of United Community Financial Corp.

                  2(b) Action by Sole Shareholder to Amend the Articles of Incorporation of United Community Financial Corp. dated May 21, 1998

                  2(c)     Code of Regulations of United Community Financial
                           Corp.




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                                    SIGNATURE



                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             UNITED COMMUNITY FINANCIAL CORP.
                                                       (Registrant)


Date:  May 21, 1998                          By:/s/ Douglas M. McKay
                                                -----------------------------
                                                  Douglas M. McKay
                                                  President



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                        UNITED COMMUNITY FINANCIAL CORP.
                       REGISTRATION STATEMENT ON FORM 8-A

                                INDEX TO EXHIBITS
                                -----------------



               EXHIBIT
                 NO.                                EXHIBIT
                 ---                                -------

                  1                     Form of certificate of common shares
                                        of Ohio State Financial Services,
                                        Inc.

                 2(a)                   Articles of Incorporation of United        Incorporated herein by reference
                                        Community Financial Corp.                  to the Registration Statement on
                                                                                   Form S-1, filed with the Securities
                                                                                   and Exchange Commission on
                                                                                   March 13, 1998 (the "Registration
                                                                                   Statement on Form S-1"), Exhibit
                                                                                   3.1

                 2(b)                   Action in Writing of Sole
                                        Shareholder to Amend the Articles of
                                        Incorporation of United Community
                                        Financial Corp.

                 2(c)                   Code of Regulations of United
                                        Community Financial Corp.


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